PROSPECTUS
MAY 1, 2000 (REVISED AS OF OCTOBER 17, 2000)

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Farmers Variable Annuity.

To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2000 (known as the "SAI"). For a free copy of the SAI, contact us at:

   Farmers New World Life Insurance Company
   SERVICE CENTER
   P.O. Box 724208
   Atlanta, Georgia  31139
   1-877-376-8008 (toll free)

We have filed the SAI with the U.S. Securities and Exchange Commission ("SEC") and have incorporated it by reference into this prospectus. (It is legally a part of this prospectus.) The SAI's table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us. You may also read and copy these materials at the SEC's public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC's public reference room.

VARIABLE ANNUITY CONTRACTS INVOLVE CERTAIN RISKS, AND YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT.

- The investment performance of the portfolios in which the subaccounts invest will vary.

- We do not guarantee how any of the portfolios will perform.

- The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.

- Neither the U.S. Government nor any federal agency insures your investment in the Contract.

FARMERS VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY

                issued by

FARMERS NEW WORLD LIFE INSURANCE COMPANY

               through the

FARMERS ANNUITY SEPARATE ACCOUNT A

HOME OFFICE
   3003 - 77th Avenue, S.E.
   Mercer Island, Washington  98040
   Telephone:  (206) 232-8400

The Farmers Variable Annuity Contract (the "Contract") has 13 funding choices -- one fixed account (paying a guaranteed minimum fixed rate of interest) and 12 subaccounts. The subaccounts invest in the following 12 portfolios:

JANUS ASPEN SERIES

- Capital Appreciation Portfolio (Institutional Shares)

KEMPER VARIABLE SERIES

- Kemper Government Securities Portfolio

- Kemper High Yield Portfolio

- Kemper Small Cap Growth Portfolio

- KVS Dreman High Return Equity Portfolio (Formerly Kemper-Dreman High Return Equity Portfolio)

PIMCO VARIABLE INSURANCE TRUST

- PIMCO Low Duration Bond Portfolio

- PIMCO Foreign Bond Portfolio

SCUDDER VARIABLE LIFE INVESTMENT FUND

- Money Market Portfolio

- Growth and Income Portfolio (Class A Shares)

- International Portfolio (Class A Shares)

- Bond Portfolio (Class A Shares)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

- Templeton Developing Markets Securities Fund (Class 2 Shares) (Formerly Templeton Developing Markets Fund)

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR EACH OF THE PORTFOLIOS LISTED ABOVE.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

                                TABLE OF CONTENTS

Glossary............................................................................................1
Highlights..........................................................................................3
  The Contract......................................................................................3
  How to Invest.....................................................................................4
  Cancellation -- The Right To Examine Period.......................................................4
  Investment Options................................................................................4
  Transfers.........................................................................................5
  Access to Your Money..............................................................................6
  Standard Death Benefit............................................................................6
  Guaranteed Minimum Death Benefit..................................................................7
  Fees and Charges..................................................................................7
  Annuity Provisions................................................................................8
  Guaranteed Retirement Income Benefit..............................................................9
  Federal Tax Status................................................................................9
  Inquiries........................................................................................10
Fee Table..........................................................................................11
  Condensed Financial Information..................................................................15
About Farmers New World Life Insurance Company and the Variable Account............................15
  Farmers New World Life Insurance Company.........................................................15
  Farmers Annuity Separate Account A...............................................................15
The Portfolios.....................................................................................16
  Investment Objectives of the Portfolios..........................................................17
  Availability of the Portfolios...................................................................18
The Pay-In Period..................................................................................18
  Purchasing a Contract............................................................................18
  Cancellation -- The 10 Day Right to Examine Period...............................................19
  Designating Your Investment Options..............................................................19
  Additional Premium Payments......................................................................20
Your Contract Value................................................................................20
  Variable Account Value...........................................................................20
Transfers Between Investment Options...............................................................21
  Automatic Asset Rebalancing Program..............................................................22
  Third Party Transfers............................................................................22
  Excessive Trading Limits.........................................................................23
  Dollar Cost Averaging Program....................................................................23
  Telephone Transfers..............................................................................23
  Transfer Fee.....................................................................................24
Access to Your Money...............................................................................24
  Surrenders.......................................................................................24
  Partial Withdrawals..............................................................................25
  Systematic Withdrawal Plan.......................................................................26
Death Benefits.....................................................................................26
  Death Benefits Before the Annuity Start Date.....................................................26
  Guaranteed Minimum Death Benefit.................................................................27
  Distribution Upon Death..........................................................................28
  Death Benefits on or After the Annuity Start Date................................................28
Fees and Charges...................................................................................29
  Mortality and Expense Risk Charge................................................................29
  Asset-Based Administration Charge................................................................29
  Transfer Fee.....................................................................................29
  Surrender Charge.................................................................................29
  Records Maintenance Charge.......................................................................31
  Portfolio Management Fees and Charges............................................................31
  Premium Taxes....................................................................................32
  Other Taxes......................................................................................32

The Payout Period..................................................................................32
  The Annuity Start Date...........................................................................32
  Annuity Options..................................................................................32
  Determining the Amount of Your Annuity Payment...................................................33
  Fixed Annuity Payments...........................................................................33
  Guaranteed Annuity Tables........................................................................33
  Description of Annuity Options...................................................................34
Guaranteed Retirement Income Benefit...............................................................35
The Fixed Account..................................................................................36
  Fixed Account Value..............................................................................37
  Fixed Account Transfers..........................................................................37
Investment Performance of the Subaccounts..........................................................38
Voting Rights......................................................................................39
Federal Tax Matters................................................................................39
  Taxation of Non-Qualified Contracts..............................................................40
  Taxation of Qualified Contracts..................................................................42
  Other Tax Issues.................................................................................42
  Our Income Taxes.................................................................................43
  Possible Tax Law Changes.........................................................................43
Other Information..................................................................................43
  Payments.........................................................................................43
  Modification.....................................................................................44
  Distribution of the Contracts....................................................................44
  Legal Proceedings................................................................................44
  Reports to Owners................................................................................45
  Inquiries........................................................................................45
  Year 2000 Matters................................................................................45
  Financial Statements.............................................................................45
Statement of Additional Information Table of Contents..............................................46

                                    GLOSSARY

   For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT

An accounting unit we use to calculate subaccount values during the pay-in period. It measures the net investment results of each of the subaccounts.

ANNUITANT

You are the annuitant, unless you state otherwise in your application. Before any annuity payments begin, the annuitant is the person (or persons) on whose life (or lives) the Contract is issued. When annuity payments begin, the annuitant is a person during whose lifetime we may make payments under one of the annuity options. You may select joint annuitants.

ANNUITY START DATE

The date when we will begin to pay annuity payments to you or a person you designate under the annuity option you selected.

BENEFICIARY

The person you select to receive the death benefit if you or the last surviving annuitant die before the annuity start date.

CASH VALUE

The Contract Value minus any applicable surrender charge, records maintenance charge, and premium tax.

COMPANY (WE, US, OUR, FARMERS)

Farmers New World Life Insurance Company.

CONTRACT MONTH, YEAR OR ANNIVERSARY

A month, year or anniversary as measured from the issue date.

CONTRACT VALUE

The sum of the amounts you have accumulated under the Contract. It is equal to the money you have under the Contract in the variable account and the fixed account.

FINAL ANNUITY DATE

The Contract anniversary when the oldest annuitant is age 95.

FIXED ACCOUNT

An option to which you can direct your money under the Contract. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE

Your Contract Value in the fixed account.

FREE WITHDRAWAL AMOUNT

An amount you can withdraw each Contract year as a partial withdrawal without incurring a surrender charge.

FUNDS

Investment companies that are registered with the SEC. This Contract allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT

The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

ISSUE DATE

The date on which we credit the initial premium payment to your Contract. It is also the date when, depending on your state of residence, we allocate your premium(s) either entirely to the fixed account, or to the fixed account and the subaccounts you selected on your application.


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

NET INVESTMENT FACTOR

The factor we use to determine the value of an accumulation unit at the end of each valuation period. We determine the net investment factor separately for each subaccount.

PAY-IN PERIOD

The period that begins when we issue your Contract and ends on the annuity start date. During the pay-in period, earnings accumulate on a tax-deferred basis until you take money out.

PAYOUT PERIOD

The period beginning on the annuity start date during which you or the person you designate will receive annuity payments.

PORTFOLIO

A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM PAYMENT

Amount you pay to us for the Contract. When we use the term "premium payment" in this prospectus, it means a premium payment less any applicable premium taxes.

QUALIFIED CONTRACT

A Contract issued in connection with a retirement plan that qualifies for special federal income tax treatment under the Tax Code.

SERVICE CENTER

The address of the Service Center is P.O. Box 724208, Atlanta, Georgia 31139. McCamish Systems, L.L.C. is the administrator of the Contract. You can call the Service Center office toll-free at 1-877-376-8008.

SUBACCOUNT

A subdivision of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER

The termination of a Contract at the option of the owner.

TAX CODE

The Internal Revenue Code of 1986, as amended.

VALUATION DAY/BUSINESS DAY

Each day that the New York Stock Exchange ("NYSE") is open for trading. Farmers New World Life Insurance Company is open to administer the Contract on each day the NYSE is open.

VALUATION PERIOD

The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern time, 1:00 p.m. Pacific Time) on each Valuation Day and ends at the close of normal trading on the NYSE on the next Valuation Day.

VARIABLE ACCOUNT

Farmers Annuity Separate Account A. It is a separate investment account divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

VARIABLE ACCOUNT VALUE

The portion of the total value of your Contract that is allocated to the subaccounts of the variable account.

WRITTEN NOTICE

The written notice you must sign and send to us to request or exercise your rights as owner under the Contract. To be complete, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

YOU (YOUR, OWNER)

The person(s) entitled to exercise all rights as owner under the Contract.

                                   HIGHLIGHTS

        These highlights provide only a brief overview of the more important features of the Contract. More detailed information about the Contract appears later in this prospectus. PLEASE READ THE REMAINDER OF THIS PROSPECTUS CAREFULLY.

                                  THE CONTRACT

        An annuity is a contract between you (the Contract owner) and an insurance company (Farmers) in which you agree to make one or more payments to us and, in return, we agree to pay a series of payments to you at a later date. The Farmers Variable Annuity Contract is a special kind of annuity that is:

        - FLEXIBLE PREMIUM - you may add premium payments at any time.

        - TAX-DEFERRED - you do not have to pay taxes on earnings until you take money out by surrender, partial cash withdrawals, or we make annuity payments to you, or we pay the death benefit.

        - VARIABLE - you can direct your premium into any of 12 subaccounts. Each subaccount invests exclusively in a single portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the performance of the portfolios. You bear the investment risk on the amounts you invest in the subaccounts.

        You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account.

        The Contract allows you to select on your application, for an additional fee:

        - the optional Guaranteed Minimum Death Benefit, and/or

        - the optional Guaranteed Retirement Income Benefit.

These riders may not be available in all states, and may vary by state.

        Like all deferred annuities, the Contract has two phases: the "pay-in" period and the "payout" period. During the pay-in period, you can allocate money to any combination of investment alternatives. Any earnings on your investments accumulate tax-deferred. The payout period begins once you start receiving regular annuity payments from the Contract. The Contract allows you to receive annuity payments under one of three fixed annuity payment options. Unless you opt for the Guaranteed Retirement Income Benefit, the money you can accumulate during the pay-in period will directly determine the dollar amount of any annuity payments you receive.

        This Contract cannot be offered in any state where it is not lawful to make such offer.

                                  HOW TO INVEST

        You may obtain a Contract application from your Farmers agent who is also a licensed registered representative. You may purchase the Contract with a single payment of $500 or more. We will not issue a Contract if you are older than age 90 on the issue date.

        You can pay additional premiums of $500 or more ($50 or more if you authorize us to draw on an account by check or electronic debit) at any time before the annuity start date. You must send all premium payments to the Service Office in Atlanta, Georgia at the address listed on the front cover of this prospectus.

        We may limit the total premium(s) paid to us during any Contract year.

                   CANCELLATION -- THE RIGHT TO EXAMINE PERIOD

        You may return your Contract to us for a refund within 10 days after you receive it. In most states, the amount of the refund will be the total premiums we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. If state law requires a return of premium, we will refund the greater of your original premium or the Contract Value on the date we receive the returned Contract at our Home Office at the address shown on the front page of this prospectus. If you purchase a qualified Contract, we will return the premium(s) paid. If your state requires us to return your premium or if you have purchased a qualified Contract, we will place your premium(s) in the fixed account for the number of days in your state's right to examine period, plus 10 days. We will pay the refund within 7 calendar days after we receive the Contract. The Contract will then be deemed void. In some states you may have more than 10 days to return the Contract.

                               INVESTMENT OPTIONS

        You may invest your money in any of 12 portfolios by directing it into the corresponding subaccount. The portfolios now available to you under the Contract are:

    JANUS ASPEN SERIES

        - Capital Appreciation Portfolio (Institutional Shares)

    KEMPER VARIABLE SERIES

        - Kemper Government Securities Portfolio

        - Kemper High Yield Portfolio

        - Kemper Small Cap Growth Portfolio

        - KVS Dreman High Return Equity Portfolio (Formerly Kemper-Dreman High Return Equity Portfolio)

    PIMCO VARIABLE INSURANCE TRUST

        - PIMCO Low Duration Bond Portfolio

        - PIMCO Foreign Bond Portfolio

    SCUDDER VARIABLE LIFE INVESTMENT FUND

        - Money Market Portfolio

        - Growth and Income Portfolio (Class A Shares)

        - International Portfolio (Class A Shares)

        - Bond Portfolio (Class A Shares)

    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

        - Templeton Developing Markets Securities Fund (Class 2 Shares) (Formerly Templeton Developing Markets Fund)

        EACH ALLOCATION TO A SUBACCOUNT OR THE FIXED ACCOUNT MUST BE AT LEAST $500.

        Each subaccount invests exclusively in shares of one portfolio of a fund. Each portfolio's assets are held separately from the other portfolios and each portfolio has separate investment objectives and policies. The portfolios are described in their own prospectuses that accompany this prospectus. The value of your investment in the subaccounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges we deduct.

        DEPENDING ON MARKET CONDITIONS, YOU CAN GAIN OR LOSE MONEY IN ANY OF THE SUBACCOUNTS. WE RESERVE THE RIGHT TO OFFER OTHER INVESTMENT CHOICES IN THE FUTURE.

        You may also direct your money to the fixed account and receive a guaranteed rate of return. Money you place in the fixed account will earn interest for one-year periods at a fixed rate that we guarantee to be not less than 3.0%.

                                    TRANSFERS

        You have the flexibility to transfer assets within your Contract. At any time during the pay-in period and after the Right to Examine Period, you may transfer amounts among the subaccounts and between the fixed account and the subaccounts. Certain restrictions apply:

        - transfers must be at least $100, or the total value in a subaccount or fixed account, if less;

        - Contract Value remaining in a subaccount or the fixed account must be at least $500, or we will transfer the total value;

        - only one transfer may be made from the fixed account each Contract year. The transfer must be made during the 30 days following a Contract anniversary; and

        - transfers cannot be made from any subaccount to the fixed account during the 6 month period following any transfer from the fixed account into one or more subaccounts.

        You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year. Transfers made under the asset rebalancing or dollar cost averaging programs do not count toward the 12 free transfers.

        AUTOMATIC ASSET REBALANCING PROGRAM

        Under the automatic asset rebalancing program, we will automatically transfer amounts among the subaccounts on a quarterly basis so that the allocation of your Contract Value matches the percentages you specify.

        DOLLAR COST AVERAGING PROGRAM

        The dollar cost averaging program permits you to systematically transfer (on each monthly anniversary of the issue date) a set dollar amount from the fixed account to up to 8 subaccounts. Dollar cost averaging is available only during the pay-in period. The minimum transfer amount is $100.

                              ACCESS TO YOUR MONEY

        During the pay-in period, you may receive a cash withdrawal of part of your cash value once each calendar quarter. You may also fully withdraw all your value from the Contract and receive its cash value. This is called a surrender.

        Partial withdrawals are subject to the following conditions:

                - the minimum amount you can withdraw is $100; and

                - you may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

        Surrenders and partial withdrawals may be subject to a surrender charge. In any Contract year, you may withdraw a portion of your Contract Value, called the free withdrawal amount, without incurring a surrender charge.

        We offer a systematic withdrawal plan whereby, after the first Contract year, you may receive periodic payments of at least $100 on a monthly basis during the pay-in period.

        You may have to pay federal income taxes and a penalty tax on any money you fully or partially withdraw from the Contract. Access to amounts held in qualified Contracts may be restricted or prohibited.

                             STANDARD DEATH BENEFIT

        We will pay a death benefit to the beneficiary on the death of either any owner or the last surviving annuitant before the annuity start date.

        If you do not select the Guaranteed Minimum Death Benefit on your application and if an annuitant (including an owner who is an annuitant) dies before his or her 80th birthday, the death benefit equals the standard death benefit, which is the greater of:

                - the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary's instructions on payment method; or

                - the minimum death benefit. The minimum death benefit equals the sum of all premiums paid, minus proportional reductions for withdrawals.

        In all other cases, the death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary's instructions on payment method.

                        GUARANTEED MINIMUM DEATH BENEFIT

        The Guaranteed Minimum Death Benefit provides an enhanced death benefit in the event of the death of the last surviving annuitant before the annuity start date. You may select the Guaranteed Minimum Death Benefit only on your Contract application. We will deduct an additional daily charge from the subaccounts at an annual rate of 0.25% for this benefit.

        On the death of the last surviving annuitant, the Guaranteed Minimum Death Benefit will equal the greatest of the following:

                - the standard death benefit described above;

                - premiums you paid accumulated daily with interest compounded at 4% per year until the earlier of: (i) the date of death, or
                  (ii) the Contract anniversary on or next following the last surviving annuitant's 80th birthday; minus proportional reductions for withdrawals; or

                - the Greatest Anniversary Value on any Contract anniversary through the earlier of the date of death or the Contract anniversary on or next following the last surviving annuitant's 80th birthday, minus proportional reductions for withdrawals.

        A different death benefit calculation applies if the last surviving annuitant dies after the Contract anniversary on or next following the annuitant's 80th birthday. See "Death Benefits."

                                FEES AND CHARGES

        MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily mortality and expense risk charge from your value in the subaccounts at an annual rate of 0.95% (1.20% if you select either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income Benefit; 1.45% if you choose both benefits).

        ASSET-BASED ADMINISTRATIVE CHARGE. We will deduct a daily administrative charge from your value in each subaccount at an annual rate of 0.20%.

        RECORDS MAINTENANCE CHARGE. We deduct a Records Maintenance Charge of $30 from your Contract Value on the last valuation day of each Contract year during the pay-in period, on the date when the Contract is surrendered, and on the annuity start date. We will waive this charge if your Contract Value is $50,000 or more on the date the charge would be assessed.

        TRANSFER FEE. You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the annuity start date.

        SURRENDER CHARGE. During the pay-in period, you may withdraw all or part of your cash value before your death. Certain withdrawals may be taken without payment of any surrender charge. Other withdrawals are subject to surrender charges.

        We calculate the surrender charge from the date you made the premium payment(s) being withdrawn. The surrender charge applies during the entire seven year period following each premium payment, and will vary depending on the number of years since you made the premium payment(s) being withdrawn.

NUMBER OF COMPLETE YEARS
FROM DATE OF PREMIUM
PAYMENT:                     0      1       2      3      4      5      6       7+

                            ------------------------------------------------------

SURRENDER CHARGE:            7%     6%      5%     5%     4%     3%     2%      0

        In determining surrender charges, we will treat your premium payments as being withdrawn in the order in which we received them -- that is on a first-in, first-out basis.

        We do not assess a surrender charge on:

                - the death benefit;

                - on the withdrawal of premium payments you paid us more than seven years ago;

                - on withdrawals that qualify under the waiver of surrender charge riders as extended hospitalization or confinement to a skilled nursing facility or terminal illness (see, "Surrender Charge"); or

                - on the free withdrawal amount.

        Each Contract year, you may withdraw the free withdrawal amount which is an amount up to the greater of:

                - Contract Value minus total premiums and minus prior
                  withdrawals that were previously assessed a surrender charge;
                  or

                - 10% of the Contract Value determined at the time the
                  withdrawal is requested.

        PREMIUM TAXES. We will deduct state premium taxes, which currently range from 0% up to 3.5%, if your state requires us to pay the tax. If applicable, we will make the deduction either: (a) from premium payments as we receive them,
(b) from your Contract Value upon surrender or partial withdrawal, (c) on the annuity start date, or (d) upon payment of a death benefit.

        PORTFOLIO MANAGEMENT FEES AND CHARGES. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. One portfolio deducts 12b-1 fees. For 1999, these charges ranged from 0.43% to 1.81% annually. See the Fee Table in this Prospectus and the prospectuses for the portfolios.

                               ANNUITY PROVISIONS

        ANNUITY OPTIONS. The Contract allows you to receive income payments under one of three fixed annuity options beginning on the annuity start date you select. The latest annuity start date you may select is the Contract anniversary when the oldest annuitant is age 95. You may receive income payments for a specific period of time, or for life with or without a guaranteed number of payments.

        We will use your cash value (less any applicable premium taxes) on the annuity start date to calculate the amount of your income payments under the annuity option you choose.

                      GUARANTEED RETIREMENT INCOME BENEFIT

        The Guaranteed Retirement Income Benefit provides a minimum guaranteed lifetime fixed income benefit in the form of fixed monthly annuity payments, once the Contract has been in force for at least 10 Contract years. You may select the Guaranteed Retirement Income Benefit only on your Contract application. We will deduct an additional daily charge from the subaccounts at an annual rate of 0.25% for this benefit.

        The amount of income payments we will pay under the Guaranteed Retirement Income Benefit is determined by applying the income base (less applicable taxes) to the guaranteed annuity table rates in your Contract for the annuity option you select. On the annuity start date, the amount of income payments we will pay under the Contract will be the greater of:

        - the dollar amount determined under the Guaranteed Retirement Income Benefit; and

        - the dollar amount determined by applying the Contract's cash value to the income benefits, annuity options and annuity tables described in your Contract.

The income base under the Guaranteed Retirement Income Benefit equals the greater of:

        (i) premiums you paid accumulated daily with interest compounded at 5.00% per year through the earlier of the annuity start date and the Contract anniversary on or next following the oldest joint annuitant's 80th birthday, with a proportional reduction for withdrawals; and

        (ii) the Greatest Anniversary Value for the Contract anniversaries through the earlier of the annuity start date and the Contract anniversary on or next following the oldest joint annuitant's 80th birthday, with a proportional reduction for withdrawals

                               FEDERAL TAX STATUS

        Generally, a Contract's earnings are not taxed until you take them out. For federal tax purposes, if you take money out during the pay-in period, including a surrender or partial withdrawal payment, earnings come out first and are taxed as ordinary income. If you are younger than 59_ when you take money out, you also may be charged a 10% federal penalty tax on earnings. The annuity payments you receive during the payout phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the "investment in the contract" has been fully recovered.

        Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a surrender or full withdrawal. Different tax consequences may apply for a qualified Contract. For a further discussion of the federal tax status of variable annuity contracts, see "Federal Tax Status."

                                    INQUIRIES

        If you need additional information, please contact us at:

               the Service Center
               P.O. Box 724208
               Atlanta, Georgia  31139
               1-877-376-8008 (toll-free)

                                    FEE TABLE

        The purpose of the Fee Table is to help you understand the various costs and expenses that you will pay directly and indirectly by investing in the subaccounts. The Fee Table shows the current expenses for the variable account as well as the actual charges and expenses for each portfolio for the fiscal year ended December 31, 1999, except as stated in the footnotes.

YOUR TRANSACTION EXPENSES

        Sales Charge Imposed on Premium Payments................................................None
        Maximum Surrender Charge
          (as a percentage of your premium payment) (1).........................................7.0%
        Transfer Fee...............................................No fee for the first 12 transfers in a Contract year; then $25
                                                                   per additional transfer
RECORDS MAINTENANCE CHARGE (2)...................................................................$30

VARIABLE ACCOUNT ANNUAL EXPENSES
(as a percentage of average daily net assets in the subaccounts)

   With Both the Guaranteed Minimum Death Benefit AND the Guaranteed Retirement Income Benefit
        Mortality and Expense Risk Charge.......................................................1.45%
        Administrative Expenses.................................................................0.20%
        Total Variable Account Annual Expenses..................................................1.65%

   With Either the Guaranteed Minimum Death Benefit OR the Guaranteed Retirement Income Benefit
        Mortality and Express Risk Charge.......................................................1.20%
        Administrative Expenses.................................................................0.20%
        Total Variable Account Annual Expenses..................................................1.40%

   With Standard Death Benefit Only
        Mortality and Expense Risk Charge.......................................................0.95%
        Administrative Expenses.................................................................0.20%
        Total Variable Account Annual Expenses..................................................1.15%

ANNUAL PORTFOLIO EXPENSES
(as a percentage of average daily net assets in the subaccounts after fee waivers and expense reimbursements)

                                                                                                 TOTAL ANNUAL
                                                                                                EXPENSES (AFTER
                                                       MANAGEMENT              OTHER EXPENSES       WAIVERS
                                                          FEES        12b-1        (AFTER             AND
NAME OF PORTFOLIO                                   (AFTER WAIVERS)   FEES     REIMBURSEMENT)    REIMBURSEMENT)
-----------------                                   ---------------  ------    --------------   ---------------
Janus Aspen Series
Capital Appreciation Portfolio                             .65%        --%          .04%              .69%
(Institutional Shares)(3)

Kemper Variable Series
Kemper Government Securities Portfolio                     .55%        --%          .08%              .63%
Kemper High Yield Portfolio                                .60%        --%          .07%              .67%
Kemper Small Cap Growth Portfolio                          .65%        --%          .06%              .71%
KVS Dreman High Return Equity
    Portfolio(4)                                           .75%        --%          .11%              .86%

PIMCO Variable Insurance Trust(5)
Low Duration Bond Portfolio                                .25%        --%          .40%              .65%
Foreign Bond Portfolio                                     .25%        --%          .85%             1.10%

Scudder Variable Life Investment Fund
Money Market Portfolio                                     .37%        --%          .06%              .43%
Growth and Income Portfolio (Class A Shares)               .47%        --%          .08%              .55%
International Portfolio (Class A Shares)                   .85%        --%          .18%             1.03%
Bond Portfolio (Class A Shares)                            .48%        --%          .09%              .57%

Franklin Templeton Variable Insurance Products Trust
Templeton Developing Markets Securities Fund              1.25%       .25%          .31%             1.81%
(Class 2 Shares)(6)(7)

1/ We do not assess a surrender charge on death benefit payments. We do assess a surrender charge if you surrender your Contract, partially withdraw its cash value, or annuitize under the Contract.

2/ We will also deduct this fee on the annuity start date or the date you surrender your Contract. We waive this fee for Contracts with a Contract Value of $50,000 or more on the date the fee is assessed.

3/ The expense figures shown for the Janus Aspen Capital Appreciation Portfolio are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee.

4/ Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2000, to limit their respective fees and to reimburse other operating expenses to the extent necessary to limit total annual expenses of the KVS Dreman High Return Equity Portfolio to 0.87%.

5/ For the PIMCO Low Duration Bond Portfolio, "Other Expenses" reflects a 0.25% administrative fee and a 0.15% service fee. For the PIMCO Foreign Bond Portfolio, "Other Expenses" reflects a 0.50% administrative fee, a 0.15% service fee and 0.20% of interest expense. PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% and 0.90% of average daily net assets of the PIMCO Low Duration Bond Portfolio and the PIMCO Foreign Bond Portfolio, respectively. The expense reimbursement does not include the 0.20% interest expense for the PIMCO Foreign Bond Portfolio. Without such reductions, total annual expenses for the fiscal year ended December 31, 1999 would have been 0.78% and 1.25% for the PIMCO Low Duration Bond Portfolio and the PIMCO Foreign Bond Portfolio, respectively. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total annual expenses, including such recoupment, do not exceed the annual expense limit. For the PIMCO Foreign Bond Portfolio, the ratio of net expenses to average net assets excluding interest expense is 0.90%. Fees expressed are restated as of April 1, 2000.

6/ On February 8, 2000, shareholders approved a merger and reorganization that combined the portfolio with the Templeton Developing Markets Equity Fund, effective May 1, 2000. The shareholders of that portfolio had approved new management fees, which apply to the combined portfolio effective May 1, 2000. The table shows restated total expenses based on the new fees and the assets of the portfolio as of December 31, 1999, and not the assets of the combined portfolio. However, if the table reflected both the new fees and the combined assets, the portfolio's expenses after May 1, 2000 would be estimated as: management fees, 1.25%; 12b-1 fees, 0.25%; other expenses, 0.29%; and total annual expenses, 1.79%.

7/ Class 2 of the Templeton Developing Markets Securities Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the portfolio's prospectus. While the maximum amount payable under the portfolio's class 2 rule 12b-1 plan is 0.35% per year of the portfolio's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year. Because these fees are paid out of Class 2's assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost more than paying other types of sales charges.

EXAMPLES

        The purpose of the following Examples is to assist you in understanding the expenses that you would pay over time. The Examples are based on the actual charges and expenses for the variable account and for each portfolio for the fiscal year ended December 31, 1999, as stated in the Fee Table.

EXAMPLE 1

Example 1 below shows the dollar amount of expenses that you would bear directly or indirectly if you:

                - invested $1,000 in a subaccount;

                - earned a 5% annual return on your investment;

                - fully surrendered your Contract, or began receiving annuity payments, with applicable surrender charges deducted; and

                - selected both the optional Guaranteed Minimum Death Benefit
                  (with an annual charge of 0.25%) and the optional Guaranteed Retirement Income Benefit (with an annual charge of 0.25%), resulting in total variable account expenses of 1.65%.

EXAMPLE 2

Example 2 has the same assumptions as Example 1, except that you selected neither the Guaranteed Minimum Death Benefit nor Guaranteed Retirement Income Benefit, resulting in total variable account expenses of 1.15%.

    ASSUMES YOU SURRENDER OR ANNUITIZE THE            EXAMPLE 1                 EXAMPLE 2
    CONTRACT
    ------------------------------------------ ------------------------- ------------------------
    SUBACCOUNT                                   1 YEAR       3 YEARS      1 YEAR      3 YEARS
    ------------------------------------------ ------------ ------------ ----------- ------------
    JANUS ASPEN SERIES
       Capital Appreciation                      $89.79       $126.03      $85.10      $111.63

    KEMPER VARIABLE SERIES
      Kemper Government Securities               $89.23       $124.31      $84.53      $109.89
      Kemper High Yield                          $89.61       $125.45      $84.91      $111.05
      Kemper Small Cap Growth                    $89.98       $126.60      $85.28      $112.21
      KVS Dreman High Return Equity              $91.39       $130.87      $86.70      $116.55

    PIMCO VARIABLE INSURANCE TRUST
       PIMCO Low Duration Bond                   $89.42       $124.88      $84.72      $110.47
       PIMCO Foreign Bond                        $93.63       $137.67      $88.95      $123.45

    SCUDDER VARIABLE LIFE INVESTMENT FUND
       Money Market                              $87.35       $118.57      $82.64      $104.05
       Growth and Income                         $88.57       $122.30      $83.87      $107.85
       International                             $92.97       $135.69      $88.29      $121.44
       Bond                                      $88.67       $122.59      $83.96      $108.14

    FRANKLIN TEMPLETON VARIABLE INSURANCE
    PRODUCTS TRUST
       Templeton Developing Markets              $100.23      $157.48      $95.58      $143.57
       Securities Fund

EXAMPLE 3

Example 3 has the same assumptions as Example 1, except that you decided not to surrender your Contract or begin receiving annuity payments. Surrender charges are not deducted. Like Example 1, we assume that you selected both the optional Guaranteed Minimum Death Benefit (with an annual charge of 0.25%) and the Guaranteed Retirement Income Benefit (with an annual charge of 0.25%), resulting in total variable account expenses of 1.65%.

EXAMPLE 4

Example 4 has the same assumptions as Example 3, except that you selected neither the optional Guaranteed Minimum Death Benefit nor the optional Guaranteed Retirement Income Benefit, resulting in total variable annuity expenses of 1.15%.

    ASSUMES YOU DO NOT SURRENDER OR                   EXAMPLE 3                 EXAMPLE 4
    ANNUITIZE THE CONTRACT
    ------------------------------------------ ------------------------- ------------------------
    SUBACCOUNT                                   1 YEAR       3 YEARS      1 YEAR      3 YEARS
    ------------------------------------------ ------------ ------------ ----------- ------------
    JANUS ASPEN SERIES
       Capital Appreciation                      $25.21       $77.55       $20.20      $62.44

    KEMPER VARIABLE SERIES
       Kemper Government Securities              $24.61       $75.75       $19.60      $60.61
       Kemper High Yield                         $25.01       $76.95       $20.00      $61.83
       Kemper Small Cap Growth                   $25.41       $78.15       $20.40      $63.05
       KVS Dreman High Return Equity             $26.91       $82.64       $21.91      $67.60

    PIMCO VARIABLE INSURANCE TRUST
       PIMCO Low Duration Bond                   $24.81       $76.35       $19.80      $61.22
       PIMCO Foreign Bond                        $29.30       $89.79       $24.31      $74.85

    SCUDDER VARIABLE LIFE INVESTMENT FUND
       Money Market                              $22.61       $69.72       $17.58      $54.49
       Growth and Income                         $23.91       $73.65       $18.89      $58.47
       International                             $28.61       $87.70       $23.61      $72.74
       Bond                                      $24.01       $73.95       $18.99      $58.78

    FRANKLIN TEMPLETON VARIABLE INSURANCE
    PRODUCTS TRUST
       Templeton Developing Markets              $36.35       $110.58      $31.39      $95.97
       Securities Fund

        The examples assume that you made no transfers. The examples also do not take into account any premium taxes. The examples reflect the Records Maintenance Charge of $30 as an annual charge of 0.15% which we calculated by dividing the total Records Maintenance Charges expected to be collected during a year by an assumed average investment of $20,000 in the Contract.

PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REPRESENT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those shown in the examples. Similarly your rate of return may be more or less than the 5% assumed in the examples.

CONDENSED FINANCIAL INFORMATION

        Because the variable account had not commenced operations as of December 31, 1999, no condensed financial information is included in this prospectus.


                 ABOUT FARMERS NEW WORLD LIFE INSURANCE COMPANY
                            AND THE VARIABLE ACCOUNT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FARMERS NEW WORLD LIFE INSURANCE COMPANY

        Farmers New World Life Insurance Company ("Farmers") is the stock life insurance company issuing the Contract. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Contract and under other variable annuity contracts Farmers may issue. Farmers' general account supports the fixed account under the Contract.

        Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. ("FGI"). FGI is a stock holding and management company. The ultimate controlling parents of FGI are Allied Zurich p.l.c., a United Kingdom company, and Zurich Allied AG, a Swiss company. Allied Zurich p.l.c. and Zurich Allied AG are traded in certain European markets, but are not publicly traded in the U.S.

        Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 41 states and the District of Columbia. The states where Farmers is not licensed are Alaska, Florida, Hawaii, Louisiana, Maine, New Hampshire, New York, North Carolina, and Vermont.

FARMERS ANNUITY SEPARATE ACCOUNT A

        We established the Farmers Annuity Separate Account A (the "variable account") as a variable account under Washington insurance law on April 6, 1999. The variable account will receive and invest premium payments paid under the Contracts and under other variable annuity contracts we may issue in the future.

        Although the assets in the variable account are our property, the portion of the assets in the variable account that are attributable to variable annuity contracts are not chargeable with the liabilities arising out of any other business that we may conduct. All obligations arising under the Contracts are our general corporate obligations. Income, gains and losses, whether or not realized, from assets allocated to the variable account are credited to or charged against the variable account without regard to our other income, gains or losses.

        The variable account is divided into 12 subaccounts. Additional subaccounts may be available in the future. Each subaccount invests exclusively in shares of a single portfolio of a fund. The income, gains and losses, whether or not realized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

        The variable account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the variable account, the funds or of us by the SEC. The variable account is also subject to the laws of the State of Washington which regulate the operations of insurance companies domiciled in Washington.


                                 THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company.

        The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

        Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

        Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Contract. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Contract.

        An investment in a subaccount, or in any portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

        The investment objective of each portfolio is summarized below. NO ONE CAN PROMISE THAT ANY PORTFOLIO WILL MEET ITS INVESTMENT OBJECTIVES. Amounts you have allocated to the subaccounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the portfolios in which those subaccounts invest. You bear the investment risk that those portfolios possibly will not meet their investment objectives.

        You can find more detailed information, including a description of risks, fees and expenses of each portfolio, in the prospectuses for the portfolios which accompany this prospectus.

CERTAIN PORTFOLIOS HAVE SIMILAR INVESTMENT OBJECTIVES. YOU SHOULD CAREFULLY READ THE PROSPECTUSES FOR THE PORTFOLIOS BEFORE YOU INVEST.

PORTFOLIO                            INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
--------------------------- --------------------------------------------------------------
JANUS ASPEN CAPITAL         seeks long-term growth of capital.  It is a non-diversified
APPRECIATION PORTFOLIO      fund.  Investment adviser is Janus Capital Corporation.
(INSTITUTIONAL SHARES)

KEMPER GOVERNMENT           seeks high current return consistent with preservation of
SECURITIES PORTFOLIO        capital.  Investment adviser is Scudder Kemper Investments,
                            Inc.

KEMPER HIGH YIELD           seeks to provide a high level of current income.  Investment
PORTFOLIO                   adviser is Scudder Kemper Investments, Inc.

KEMPER SMALL CAP GROWTH     seeks maximum appreciation of investors' capital. Investment
PORTFOLIO                   adviser is Scudder Kemper Investments, Inc.

KVS DREMAN HIGH RETURN      seeks to achieve a high rate of total return. Investment
EQUITY PORTFOLIO            adviser is Scudder Kemper Investments, Inc.; investment
                            sub-adviser is Dreman Value Management L.L.C.

PIMCO LOW DURATION BOND     seeks to maximize total return, consistent with preservation
PORTFOLIO                   of capital and prudent investment management.  Investment
                            adviser is Pacific Investment Management Company.

PIMCO FOREIGN BOND          seeks to maximize total return, consistent with preservation
PORTFOLIO                   of capital and prudent investment management.  Investment
                            adviser is Pacific Investment Management Company.

MONEY MARKET PORTFOLIO      seeks to maintain stability of capital and consistent
                            therewith, to maintain the liquidity of capital and to
                            provide current income. Investment adviser is Scudder Kemper
                            Investments, Inc.

GROWTH AND INCOME           seeks long-term growth of capital, current income and growth
PORTFOLIO (CLASS A SHARES)  of income. Investment adviser is Scudder Kemper Investments,
                            Inc.

INTERNATIONAL PORTFOLIO     seeks long-term growth of capital primarily through
(CLASS A SHARES)            diversified holdings of marketable foreign equity
                            investments.  Investment adviser is Scudder Kemper
                            Investments, Inc.

BOND PORTFOLIO (CLASS A     seeks a high level of income consistent with a high quality
SHARES)                     portfolio of debt securities. Investment adviser is Scudder
                            Kemper Investments, Inc.

TEMPLETON DEVELOPING        seeks long-term capital appreciation.  The Fund invests
MARKETS SECURITIES FUND     primarily in emerging market equity securities.  Investment
(CLASS 2 SHARES)            adviser is Templeton Asset Management Ltd.

AVAILABILITY OF THE PORTFOLIOS

        We cannot guarantee that each portfolio will always be available for investment through the Contracts.

        We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

        We also reserve the right in our sole discretion to establish additional subaccounts, or eliminate or combine one or more subaccounts. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. Additional information regarding the substitutions of investments and resolving conflicts among funds may be found in the SAI.


                                THE PAY-IN PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The pay-in period begins when we issue your Contract and continues until the annuity start date. The pay-in period will also end if you surrender your Contract, or a death benefit is payable, before the payout period.

PURCHASING A CONTRACT

        You may purchase a Contract with a premium payment of $500 or more. The first premium payment is the only one we require you to make.

        To purchase a Contract, you must complete an application and send it with your premium to us through one of our authorized agents who is also a registered representative. Contracts may be sold to or in connection with retirement plans that qualify for special tax treatment.

        If you are purchasing the Contract through a tax favored arrangement, including IRAs, Roth IRAs, and SIMPLE IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.

        We will not issue you a Contract if you are older than age 90 on the issue date.

CANCELLATION -- THE 10 DAY RIGHT TO EXAMINE PERIOD

        You have the right to cancel the Contract for any reason within 10 days after you receive it. In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must send it to our Home Office at Mercer Island, Washington, before the end of the right to cancel period.

        In most states, the amount of the refund will be the total premiums we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. If state law requires a return of premium, we will refund the greater of your original premium(s) or the Contract Value on the date we receive the Contract at our Home Office at the address shown on the front page of this prospectus. If you purchase a qualified Contract, we will return the premium(s) paid. If your state requires us to return your premium or if you have purchased a qualified Contract, we will place your premium(s) in the fixed account for the number of days in your state's right to examine period, plus 10 days. We will credit your premium(s) placed in the fixed account with interest at the current fixed account interest rates. We will pay the refund within 7 calendar days after we receive the Contract. The Contract will then be deemed void.

DESIGNATING YOUR INVESTMENT OPTIONS

        When you complete your application, you will give us instructions on how to allocate your first premium payment among the 12 subaccounts and the fixed account. The amount you direct to a particular subaccount and/or to the fixed account must be in whole percentages from 1% to 100% of the premium payment, and must equal at least $500.

        If your application is complete and your premium payment has been received at the Service Center, we will issue your Contract within two business days of its receipt, and credit your initial premium payment to your Contract. If your application is incomplete, we will contact you and seek to complete it within five business days. If we cannot complete your application within five business days after we receive it, we will return your premium payment, unless you expressly permit us to keep it. We will credit the payment as soon as we receive all necessary application information.

        The date we credit your initial premium payment to your Contract is the issue date. In most states, on the issue date we will allocate your initial premium to the subaccounts and the fixed account as you specified on your application.

        If your state requires us to return your initial premium(s) in the event you exercise your right to cancel the Contract, or if you purchase a qualified Contract, we will allocate the initial premium(s) to the fixed account on the issue date. While held in the fixed account, your premium(s) will be credited with interest at current fixed account rates. The premium(s) will remain in the fixed account for the number of days in your state's right to examine period, plus 10 days. On the first valuation day on or after that period, we will reallocate all Contract Value from the fixed account to the subaccounts and fixed account as you selected on the application.

        We may reject any application or premium payment for any reason permitted by law.

ADDITIONAL PREMIUM PAYMENTS

        There are no requirements on how many premium payments to make. You determine the amount and timing of each additional premium payment, except that premium payments must be at least $500 ($50 if you authorize us to draw on an account by check or electronic debit). You may make premium payments at any time until the earliest of: (a) the annuity start date; (b) the date you fully withdraw all Contract Value; or (c) the date you reach age 70_ for qualified Contracts (other than Roth IRAs and rollovers and transfers).

        We will not accept total premium payments in excess of the cumulative premium limit that is specified on your Contract specification page. The Tax Code may also limit the amount of premiums you may make.

        We will credit any additional premium payments you make to your Contract at the accumulation unit value next computed at the end of the valuation day on which we receive them at the Service Center. Our valuation day closes at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time). If we receive your premium payments after the close of a valuation day, we will calculate and credit them as of the end of the next valuation day.

        We will direct your premium payment to the subaccounts and/or the fixed account according to your written instructions in effect at the time we receive it at the Service Center. However, you may direct individual premium payments to a specific subaccount and/or to the fixed account without changing your instructions. You may change your instructions at any time by sending us a written request or by telephone authorization. Changing your allocation instructions will not change the way existing Contract Value is apportioned among the subaccounts or the fixed account.

        THE VALUE OF YOUR CONTRACT INVESTED IN A SUBACCOUNT WILL VARY WITH THE INVESTMENT PERFORMANCE OF THAT SUBACCOUNT. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS. YOU SHOULD PERIODICALLY REVIEW YOUR PREMIUM PAYMENT ALLOCATION INSTRUCTIONS IN LIGHT OF MARKET CONDITIONS AND YOUR OVERALL FINANCIAL OBJECTIVES.


                               YOUR CONTRACT VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

VARIABLE ACCOUNT VALUE

        Your variable account value will reflect the investment experience of the selected subaccounts, any premium payments paid, any surrenders or partial withdrawals, any transfers, and any charges assessed in connection with the Contract. There is no guaranteed minimum variable account value.

        CALCULATING VARIABLE ACCOUNT VALUE

        Your variable account value is determined at the end of each valuation day. The value will be the total of your Contract's value in each of the subaccounts. We determine your Contract's value in each subaccount by multiplying that subaccount's unit value for the relevant valuation period by the number of accumulation units of that subaccount allocated to the Contract.

        NUMBER OF ACCUMULATION UNITS

        Any amounts you allocate or transfer to the subaccounts will be converted into subaccount accumulation units. We determine the number of accumulation units to be credited to your Contract by dividing the dollar amount being allocated or transferred to a subaccount by the accumulation unit value for that subaccount at the end of the valuation day during which the amount was allocated or transferred. The number of accumulation units in any subaccount will be increased at the end of the valuation day by:

                - any premium payments allocated to the subaccount during the current valuation day; and

                - by any amounts transferred to the subaccount from another subaccount or from the fixed account during the current valuation day.

        Any amounts transferred, surrendered or deducted from a subaccount will be processed by canceling or liquidating accumulation units. The number of accumulation units to be canceled is determined by dividing the dollar amount being removed from a subaccount by the accumulation unit value for that subaccount at the end of the valuation day during which the amount was removed. The number of accumulation units in any subaccount will be decreased at the end of the valuation day by:

                - any amounts transferred (including any applicable transfer fee) from that subaccount to another subaccount or to the fixed account on that valuation day;

                - any amounts withdrawn or surrendered (including any applicable surrender charges and premium taxes) on that valuation day;
                  and

                - the Records Maintenance Charge, if assessed on that valuation day.

        ACCUMULATION UNIT VALUE

        The accumulation unit value for each subaccount's first valuation day was set at $10. The accumulation unit value for each subaccount is recalculated at the end of each valuation day by multiplying the accumulation unit value at the end of the immediately preceding valuation day by the Net Investment Factor for the valuation day for which the value is being determined. The new accumulation unit value reflects the investment performance of the underlying portfolio, and the daily deduction of: (i) the mortality and expense risk charge, (ii) any charge for enhanced benefit riders, and (iii) the daily administrative charge during each valuation period.

        We determine a separate accumulation unit value for each subaccount. We will also determine separate sets of accumulation unit value reflecting the costs of the Guaranteed Minimum Death Benefit and the Guaranteed Retirement Income Benefit.

        The formula for computing the Net Investment Factor is in the SAI.


                      TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        After the right to examine period has expired and before the annuity start date, you may transfer all or part of the amount in a subaccount or the fixed account to another subaccount or the fixed account, subject to the restrictions described below.

        The minimum amount that you may transfer is $100 or your total value in that subaccount, if less. If you request a transfer that would reduce the amount in a subaccount or fixed account below $500, we will transfer the entire amount in the subaccount.

        You may make one transfer from the fixed account to the subaccounts each Contract year during the 30 days following a Contract anniversary. We measure a Contract year from the anniversary of the issue date. You may not make a transfer into the fixed account during the six months following any transfer you make out of the fixed account to any subaccount(s).

        Transfers will be processed based on the accumulation unit values determined at the end of the valuation day on which we receive your written request or telephone authorization to transfer, provided we receive the request at our Service Center before the close of our valuation day, usually 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time). If we receive your request after the close of our valuation day, we will process the transfer request using the accumulation unit value for the next valuation day. There currently is no limit on the number of transfers that you can make among subaccounts or to the fixed account.

        We may suspend or modify this transfer privilege at any time.

AUTOMATIC ASSET REBALANCING PROGRAM

        The automatic asset rebalancing program permits you to maintain the percentage of the Contract Value allocated to each subaccount at a pre-set level. Under the program, automatic transfers are made among the subaccounts on a quarterly basis so that your Contract Value is reallocated to match the percentages you specify. Asset rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

        Transfers under this program are not subject to the $100 minimum transfer limitation. We will not charge a transfer fee for asset rebalancing. You may not include the fixed account in the asset rebalancing program. We may change, terminate, limit or suspend automatic asset rebalancing at any time.

        You may elect automatic asset rebalancing on your application or you may enroll in automatic asset rebalancing at any time by completing a form and return it to the Service Center. You may cancel your participation in the program at any time.

        We may suspend or modify this automatic asset rebalancing program at any time.

THIRD PARTY TRANSFERS

        If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. PLEASE NOTE that any fees and charges assessed for third party asset allocation services are separate and distinct from the Contract fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

EXCESSIVE TRADING LIMITS

        We reserve the right to limit transfers in any Contract year, or to refuse any transfer request for a Contract owner if:

        - we believe, in our sole discretion, that excessive trading by the Contract owner, or a specific transfer request, or a group of transfer requests, may have a detrimental effect on the accumulation unit values of any subaccount or the share prices of any portfolio or would be detrimental to other Contract owners; or

        - we are informed by one or more portfolios that they intend to restrict the purchase of portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the price of portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners.

DOLLAR COST AVERAGING PROGRAM

        Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

        Dollar cost averaging is only available during the pay-in period. You may cancel your participation in the program at any time.

        You may enroll in the dollar cost averaging program at any time by completing our dollar cost averaging form and sending it to the Service Center. We make transfers on the same day of every month as your issue date. We must receive the form at least 5 valuation days before the transfer date, for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in an account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100.

        We may suspend or modify this dollar cost averaging program at any time.

TELEPHONE TRANSFERS

        Unless you notify us on your application or in writing that you do not want the ability to make transfers by telephone, you will have the ability to make a transfer by giving us instructions over the telephone. You may use your telephone to authorize a transfer from one subaccount or the fixed account to another subaccount or the fixed account, to change the allocation instructions for future investments, and/or to change asset rebalancing and dollar cost averaging programs.

        We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if we do not follow those reasonable procedures.

        The procedures that we may follow for telephone transfers include:

        - providing you with a written confirmation of all transfers made according to telephone instructions,

        - requiring a form of personal identification prior to acting on instructions received by telephone, and

        - tape recording instructions received by telephone.

        We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.

TRANSFER FEE

        We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per Contract year. Transfers you make pursuant to the asset rebalancing and dollar cost averaging programs do not count toward your 12 free transfers. See "Fees and Charges."


                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

        At any time before the annuity start date, you may surrender your Contract for its cash value.

        The cash value is equal to :

                - the Contract Value; minus

                - any applicable surrender charges; minus

                - any premium taxes not previously deducted; minus

                - the Records Maintenance Charge unless waived.

        The cash value will be determined at the accumulation unit value next determined as of the close of business on the day we receive your written request for surrender at the Service Center, unless you specify a later date in your request. If we receive your written request after the close of our business day, usually 4:00 p.m. Eastern Time, we will determine the surrender value as of the next business day. The cash value will be paid in a lump sum unless you request payment under an annuity option. A surrender may have adverse federal income tax consequences, including a penalty tax. See "Federal Tax Consequences."

PARTIAL WITHDRAWALS

        Once each calendar quarter before the annuity start date, you may request a withdrawal of part of your cash value. Partial withdrawals are subject to the following conditions:

                - the minimum amount you can withdraw is $100; and

                - you may not make a partial withdrawal if the withdrawal plus the surrender charge would cause the Contract Value to fall below $500.

        We will withdraw the amount you request from the Contract Value as of the valuation day on which we receive your written request for the partial withdrawal at our Service Center, provided we receive it before the close of our business day, usually 4:00 p.m. Eastern Time. If we receive your request after the close of our business day, we will make the withdrawal as of the next business day. We will then reduce the amount remaining in the Contract by any applicable surrender charge plus the dollar amount we sent to you.

        You may specify how much you wish to withdraw from each subaccount and/or the fixed account. If you do not specify, or if you do not have sufficient assets in the subaccounts or fixed account you specified to comply with your request, we will make the partial withdrawal on a pro rata basis from the fixed account and those subaccounts in which you are invested. We will base the pro rata reduction on the ratio that the value in each subaccount and the fixed account has to the entire Contract Value before the partial withdrawal.

        Remember, any partial withdrawal you take will reduce your Contract Value, and will proportionally reduce the minimum death benefit by the amount of the withdrawals plus any charges. See "Death Benefits."

        If you elected the Guaranteed Minimum Death Benefit, a partial withdrawal will proportionally reduce the Greatest Anniversary Value and the amount of premiums (plus interest) being accumulated at 4% annually. Likewise, if you elected the Guaranteed Retirement Income Benefit, a partial withdrawal will proportionally reduce the Income Base. The impact of a proportional reduction on these benefits depends, in part, upon the relative amount of your Contract Value at the time of the withdrawal. Under proportional reductions, if the amount of the death benefit or Income Base is greater than the Contract Value at the time of the partial withdrawal, then the reduction in the death benefit or Income Base will be greater than the dollar amount of the withdrawal (including any charges). For this reason, if a death benefit is paid, or the Income Base is calculated, after you have taken a partial withdrawal, the possibility exists that the total amount of the death benefit or Income Base will be less than the total premium payments you have paid. See "Death Benefits" and "Guaranteed Retirement Income Benefit."

        INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

        Your right to make surrenders and partial withdrawals is also subject to any restrictions imposed by applicable law or employee benefit plan.

        See "Surrender Charges" for an explanation of the surrender charges that may apply.

SYSTEMATIC WITHDRAWAL PLAN

        After your first Contract year, you can elect to receive regular payments from your Contract Value during the pay-in period. You instruct us to withdraw selected amounts from the fixed account or any of the subaccounts. We will make these withdrawals on a monthly basis. You must complete an enrollment form and send it to the Service Center. You may terminate the systematic withdrawal plan at any time.

        There are some limitations to the systematic withdrawal plan:

                - withdrawals must be at least $100;

                - you must have a minimum balance at least equal to the amount you want to withdraw; and

                - we will deduct a surrender charge from any amount you withdraw in excess of your free withdrawal amount.

        Income taxes and tax penalties may apply to the amount withdrawn. We may suspend or modify the systematic withdrawal plan at any time.


                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        Only one death benefit will be payable under this Contract. Upon payment of the death benefit proceeds, the Contract will terminate.

DEATH BENEFITS BEFORE THE ANNUITY START DATE

        We will pay a death benefit to the beneficiary if any of the following occurs during the pay-in period:

                - the owner or any joint owner dies, or

                - the last surviving annuitant dies.

        If any owner is a non-natural person, then the death of any annuitant will be treated as the death of an owner.

        STANDARD DEATH BENEFIT

        If you have not selected the Guaranteed Minimum Death Benefit on your application, and if an annuitant (including an owner who is an annuitant) dies before his or her 80th birthday, the death benefit equals the greater of:

                - the Contract Value on the later of the date that we receive due proof of death and the date when we receive the beneficiary's instructions on payment method at the Service Center; or

                - the minimum death benefit. The minimum death benefit equals the sum of all premiums, minus proportional reductions for withdrawals.

        In all other cases, the death benefit equals the Contract Value determined on the later of the date that we receive due proof of death and the date when we receive the beneficiary's instructions on payment method. Such other cases include the death of an annuitant who has attained his or her 80th birthday, or death of an owner who is not an annuitant.

        The proportional reduction in the minimum death benefit equals:

                - the minimum death benefit immediately prior to the withdrawal;
                  multiplied by

                - the ratio of the amount you withdraw (including any charges)
                  to the Contract Value immediately before the withdrawal.

GUARANTEED MINIMUM DEATH BENEFIT

        On your Contract application, you may select the Guaranteed Minimum Death Benefit. Under this benefit, the death benefit payable in the event of the last surviving annuitant's death is enhanced as described below. This death benefit is only payable during the pay-in period and is not available after the annuity start date. No Guaranteed Minimum Death Benefit is ever payable if a non-annuitant owner dies. If you select this option, we will deduct an additional charge equal, on an annual basis, to 0.25% of the average net assets you have invested in the subaccounts.

        Under the Guaranteed Minimum Death Benefit, the death benefit we will pay upon the death of the last surviving annuitant is the greatest of the following:

        1.     the standard death benefit as described above;

        2. premiums you paid accumulated daily with interest compounded at a rate of 4% per year through the earlier of (i) the date of death, or (ii) the Contract anniversary on or next following the last surviving annuitant's 80th birthday, minus proportional reductions for withdrawals; or

        3. the Greatest Anniversary Value on any contract anniversary through the earlier of the date of death or the Contract anniversary on or next following the last surviving annuitant's 80th birthday, minus proportional reductions for withdrawals.

               The Greatest Anniversary Value is calculated as follows: an anniversary value is defined for each eligible Contract anniversary as the Contract Value on that anniversary, increased by premiums accepted since that anniversary and proportionately reduced for withdrawals since that anniversary. The largest such anniversary value is the Greatest Anniversary Value.

        If the last surviving annuitant dies after the Contract anniversary coincident with or next following that annuitant's 80th birthday and before the annuity start date, the amounts calculated under 2 and 3 will be increased by premiums received and proportionately reduced for withdrawals since that anniversary.

        If the last surviving annuitant was older than 80 on the issue date, then no death benefit will be payable under 2 or 3 above.

        The proportional reductions for withdrawals are determined independently for 2 and 3 above. The proportional reduction for each withdrawal is equal to the product of:

                - the death benefit available under the item being considered
                  (either 2 or 3) immediately prior to the withdrawal, and

                - the ratio of the amount withdrawn (including any charges) to the Contract Value immediately before the withdrawal.

        The Guaranteed Minimum Death Benefit will end when the Contract ends or you send a signed request to terminate it to the Service Center. If you terminate the rider, we will no longer deduct the 0.25% additional rider charge from the subaccounts.

        In determining the death benefit, we will also subtract any applicable premium and withholding taxes not previously deducted.

        The Guaranteed Minimum Death Benefit may not be available in all states, and it may vary by state.

DISTRIBUTION UPON DEATH

        If a death benefit is payable before the Annuity Start Date, we will pay the death benefit in a lump sum, unless we consent to another arrangement within 90 days of receiving due proof of death.

        In all events, death benefit distributions will be made from the Contract in accordance with Section 72(s) of the Tax Code.

        If any owner dies before the annuity start date, the death benefit must be distributed to the beneficiaries within five years after the date of death or distributed over the life (or period not exceeding the life expectancy) of the beneficiary, provided that such distributions begin within one year of the owner's death. A new settlement agreement will be drawn up and the original Contract will terminate. The payments under this agreement will be fixed and guaranteed. If you have named two or more beneficiaries, then the provisions of this section shall apply independently to each beneficiary.

        If the sole beneficiary is the surviving spouse of the deceased owner, the Contract may be continued (in lieu of paying the death benefit) with the surviving spouse as the sole owner.

        If an owner is a non-natural person, then each annuitant will be treated as an owner for purposes of distributing the death benefit, and any death of an annuitant will be treated as the death of the owner for purposes of these requirements. Moreover, if the annuitant is also an owner, then the death of such annuitant will also be treated as the death of an owner.

DEATH BENEFITS ON OR AFTER THE ANNUITY START DATE

        If an annuitant dies on or after the annuity start date, we will pay any remaining guaranteed payments to the beneficiary as provided in the annuity option selected. If you are not the annuitant and you die while an annuitant is still living, we will continue to pay the income payments for the annuitant's lifetime in the same manner as before your death.

                                FEES AND CHARGES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

        As compensation for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from your net assets in the subaccounts. The charge is equal, on an annual basis, to 0.95% of average daily net assets you have invested in the subaccounts.

        The mortality risk we assume is that annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, each annuitant is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the annuitant dies before the annuity start date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from this charge to pay the costs of distributing the Contracts.

        If you choose either the Guaranteed Minimum Death Benefit or the Guaranteed Retirement Income, we will deduct an additional daily fee from your value in the subaccounts at an annual rate of 0.25% of average daily net assets you have invested in the subaccounts. If you choose both benefits, the additional daily fee will increase to an annual rate of 0.50%. See "Fee Table."

ASSET-BASED ADMINISTRATION CHARGE

        We deduct a daily asset-based administration charge from each subaccount to help reimburse us for our administrative costs, such as owner inquiries, changes in allocations, owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.20% of your average daily net assets in the subaccounts. This charge is designed to help compensate us for the cost of administering the Contracts and the variable account.

TRANSFER FEE

        A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract year. Any unused free transfers do not carry over to the next Contract year. Each written or telephone request would be considered to be one transfer, regardless of the number of subaccounts affected by the transfer. Transfers you make through our asset rebalancing and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.

SURRENDER CHARGE

        We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to us. However, we will deduct a surrender charge, if applicable, if you surrender your Contract or partially withdraw cash value before the annuity start date, or if you annuitize your Contract. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving annuitant.

        As a general rule, the surrender charge equals a percentage of the premium payments withdrawn that: (a) we have held for less than seven years; and
(b) are not eligible for a free withdrawal. The surrender charge applies during the entire seven year period following each premium payment. The applicable percentage depends on the number of years since you made the premium payment being withdrawn, as shown on this chart:

               NUMBER OF COMPLETED
               YEARS FROM THE DATE OF               SURRENDER CHARGE
               PREMIUM PAYMENTS                       PERCENTAGE
               -------------------------            ----------------
               0........................                  7%
               1........................                  6%
               2........................                  5%
               3........................                  5%
               4........................                  4%
               5........................                  3%
               6........................                  2%
               7 and later..............                  0%

        In determining surrender charges, we will deem premiums to be surrendered in the order in which they were received -- that is, on a first-in, first-out basis.

        Because surrender charges are based on the date each premium payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier.

        When you request a withdrawal, you will be sent a check in the amount you requested, less applicable tax withholding. If a surrender charge applies, your Contract Value will be reduced by the dollar amount we send you, plus the surrender charge. The surrender charge is deducted pro-rata from all subaccounts and the fixed account in which the Contract is invested based on the remaining Contract Value in each subaccount and the fixed account, unless you request otherwise.

        FREE WITHDRAWAL AMOUNT

        In any Contract year before the annuity start date, you may withdraw a portion of your Contract Value once each calendar quarter without incurring a surrender charge. This amount is called the free withdrawal amount. Each Contract year, the free withdrawal amount is an amount up to the greater of:

                - Contract Value minus total premiums and minus prior
                  withdrawals that were previously assessed a surrender charge;
                  or

                - 10% of the Contract Value determined at the time the
                  withdrawal is requested.

In addition, you may withdraw, free of surrender charge, any premium that has been held by us for more than seven years.

        EXAMPLE OF SURRENDER CHARGE CALCULATION

        This example is for a Contract issued on July 1, 2000 with a $10,000 premium paid on the issue date. No subsequent premiums are paid.

        The owner wishes to withdraw $4,000 on September 15, 2003. Suppose the Contract Value is $12,700 on that date, before the withdrawal.

The free withdrawal amount is the larger of (a) and (b):

        (a) $12,700 - 10,000  = $2,700
        (b) (10%)(12,700)     = $1,270

The free withdrawal amount is $2,700. The remaining portion of the withdrawal is subject to a surrender charge. Since this amount represents the withdrawal of premium paid between 3 and 4 years ago, the surrender charge percentage is 5%. The surrender charge is calculated as follows:

        ($4,000 - $2,700)(5%) = $65

Free withdrawals may be subject to the 10% federal penalty tax if made before you reach age 59 1/2. They also may be subject to federal income tax.

        WAIVER OF SURRENDER CHARGE RIDERS

        If state law permits and subject to certain restrictions, we will automatically issue two riders with your Contract. As described in these riders, we will waive the surrender charge:

        - after an annuitant (who is under age 75) has been confined in a hospital or skilled heath care facility continuously for at least 90 days; or

        - (after one year from the effective date of the rider) if an annuitant is diagnosed with a terminal illness after we issue the Contract and is expected to live for 12 months or less, up to an aggregate maximum withdrawal of $250,000.

RECORDS MAINTENANCE CHARGE

        At the end of each Contract year before the annuity start date, we will deduct a records maintenance charge of $30 from your Contract Value as partial reimbursement for our administrative expenses relating to the Contract. We will deduct the fee from each subaccount and the fixed account based on the proportion that the value in each subaccount and the fixed account bears to the total Contract Value. We will also deduct this charge on the annuity start date, or the date you surrender the Contract.

        We will not deduct this fee after annuity payments have begun. We also currently waive deduction of the charge for Contracts whose Contract Value is $50,000 or more on the date of assessment.

PORTFOLIO MANAGEMENT FEES AND CHARGES

        Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, one portfolio deducts 12b-1 fees. For 1999, total portfolio fees and charges ranged from 0.43% to 1.81%. See the Fee Table in this Prospectus and the prospectuses for the portfolios.

        We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or affiliate. Such compensation may range from 0.15% to 0.25% and is based on a percentage of assets of the particular portfolios attributable to the Contract, and in some cases, other contracts issued by Farmers (or its affiliates). We also receive a portion of the 12b-1 fees deducted from portfolio assets as reimbursement for providing certain services permitted under the fund's 12b-1 plan. Some advisers, administrators, or portfolios may pay us more than others.

PREMIUM TAXES

        Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, we will deduct the cost of such taxes from the value of your Contract either:

        - from premium payments as we receive them,

        - from Contract Value upon surrender or partial withdrawal,

        - on the annuity start date, or

        - upon payment of a death benefit.

OTHER TAXES

        Currently, no charge is made against the variable account for any federal, state or local taxes (other than premium taxes) that we incur or that may be attributable to the variable account or the Contracts. We may, however, deduct such a charge in the future, if necessary.


                                THE PAYOUT PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE ANNUITY START DATE

        The annuity start date is the day that the payout period begins under the annuity option you have selected. If you own a Contract that is not a qualified Contract, you must select the annuity start date on which you will begin to receive annuity payments. The annuity start date can be no later than the Final Annuity Date (the Contract anniversary when the oldest annuitant is age 95).

        In the case of an IRA that satisfies Tax Code section 408, the annuity start date must be no later than April 1 of the calendar year following the year in which you reach age 70 1/2 and the payment must be made in a specified form or manner. Roth IRAs under section 408A of the Tax Code do not require distributions at any time prior to your death; the annuity start date for Roth IRAs can be no later than the final annuity date.

ANNUITY OPTIONS

        You must chose an annuity option on or before the annuity start date. The annuity option you select will affect the dollar amount of each annuity payment you receive. You may select or change your annuity option on or before the annuity start date while the annuitant is living by sending a written request signed by you and/or your beneficiary, as appropriate, to our Home Office. You may choose one of the annuity options described below or any other annuity option being offered by us as of the annuity start date. The annuity options we currently offer provide for fixed annuity payments.

        You may elect to receive annuity payments on a monthly, quarterly, semi-annual or annual basis. If you do not specify the frequency of payment, we will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to our agreement) and will begin in the month immediately following the annuity start date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and annuity option you select.

        If you do not select an annuity option by the Final Annuity Date, we will apply the Contract Value under the Second Option, Life Income with a 10 year guarantee period, as described below.

        A beneficiary may have the death benefit paid as an annuity under one of the annuity options.

DETERMINING THE AMOUNT OF YOUR ANNUITY PAYMENT

        On the annuity start date, we will use the cash value to calculate your annuity payments under the annuity option you select. Cash value is your Contract Value minus any applicable surrender charges, records maintenance fee, and premium tax.

        For qualified Contracts, distributions must satisfy certain requirements specified in the Tax Code.

FIXED ANNUITY PAYMENTS

        Fixed annuity payments are periodic payments that we make to the annuitant. The amount of the fixed annuity payment is fixed and guaranteed by us.

        The amount of each payment depends on:

                - the form and duration of the annuity option you choose;

                - the age of the annuitant;

                - the sex of the annuitant (if applicable);

                - the amount of your Contract Value on the annuity start date;
                  and

                - the applicable guaranteed annuity tables in the Contract.

        The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 2.5%. We may, in our sole discretion, make annuity payments in an amount based on a higher interest rate.

GUARANTEED ANNUITY TABLES

        The guaranteed annuity tables in your Contract show the minimum dollar amount of the first monthly payment for each $1,000 applied under the first, second and third annuity options. Under the first or second options, the amount of each payment will depend upon the adjusted age and sex of the annuitant at the time we are due to pay the first payment. Under the third option, the amount of each payment will depend upon the sex of both annuitants and their adjusted ages at the time we are due to pay the first payment.

        The adjusted age of the annuitant is determined by calculating the age at the nearest birthday of the annuitant on the annuity start date and subtracting a number that depends on the year in which the annuity start date belongs:


                    annuity start date                 Adjusted Age is Age Minus
                    ------------------                 -------------------------
                        Before 2001                             0 Years
                       2001 to 2010                             1 Year
                       2011 to 2020                             2 Years
                       2021 to 2030                             3 Years
                       2031 to 2040                             4 Years
                        After 2040                              5 Years

        Once you have selected an annuity option, you may not change that election with respect to any annuitant if annuity payments have begun.

        After the annuity start date, the Contract no longer participates in the variable account.

DESCRIPTION OF ANNUITY OPTIONS

        FIRST OPTION -- LIFE INCOME.* We will make payments for the annuitant's lifetime. We will stop making monthly payments with the last payment due prior to the annuitant's death.

        SECOND OPTION -- LIFE INCOME WITH A GUARANTEE PERIOD. We will make payments for the annuitant's lifetime, with the guarantee that we will make payments for at least 10 or 20 years. You select either the 10 or 20 year guarantee period.

        THIRD OPTION -- JOINT AND SURVIVOR LIFE ANNUITY.* Under this option, we will make annuity payments so long as two annuitants are alive. After the death of one of the annuitants, we will continue to make payments for the lifetime of the surviving annuitant, although the amount of the payment may change. We will stop making monthly payments with the last payment due before the last surviving annuitant's death.

        The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the annuitant's age (and if applicable, sex or adjusted age).

        Other options may be available.

---------------
* IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE ANNUITANT DIES (OR ANNUITANTS DIE) BEFORE THE DUE DATE OF THE SECOND PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE ANNUITANT DIES (OR ANNUITANTS DIE) BEFORE THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.

                      GUARANTEED RETIREMENT INCOME BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        We offer an optional Guaranteed Retirement Income Benefit under this Contract. Here are some terms you will need to know before reading this section:

        - THE GUARANTEED ANNUITY RATES are the rates contained in your Contract under "Guaranteed Annuity Tables."

        - INCOME BASE equals the greater of:

        (i) premiums you paid accumulated daily with interest compounded at 5.00% per year through the earlier of the annuity start date and the Contract anniversary on or next following the oldest joint annuitant's 80th birthday, with a proportional reduction for withdrawals; and

        (ii) the Greatest Anniversary Value for the Contract anniversaries through the earlier of the annuity start date and the Contract anniversary on or next following the oldest joint annuitant's 80th birthday, with a proportional reduction for withdrawals.

        In determining the income base when the oldest joint annuitant is over 80 on the annuity start date, the income base on the Contract anniversary coincident with or next following the annuitant's 80th birthday is increased by any premiums received and proportionately reduced by any withdrawals since that anniversary.

        - PROPORTIONAL REDUCTION (for purposes of the Guaranteed Retirement Income Benefit) equals:

                - the income base under either (i) or (ii) above immediately prior to the withdrawal; MULTIPLIED BY

                - the ratio of the amount withdrawn (including charges) to the
                  Contract Value immediately prior to the withdrawal.

                                      * * *

        The Guaranteed Retirement Income Benefit provides a minimum fixed annuity guaranteed lifetime income to the annuitant once the Contract has been in force for ten Contract years. You must select the Guaranteed Retirement Income Benefit on your initial Contract application. You may discontinue the Guaranteed Retirement Income Benefit at any time by sending notice to the Service Center. Once you discontinue the Guaranteed Retirement Income Benefit, you may not select it again.

        If you select the Guaranteed Retirement Income Benefit, we will deduct an additional daily charge on each valuation day from the subaccounts at an annual rate of 0.25% of the average daily net assets you have invested in the subaccounts. See "Fees and Charges."

        You may choose to receive the Guaranteed Retirement Income Benefit on the annuity start date, if all of the following conditions are met:

        - You choose an annuity option that provides payments for the lifetime of one or more annuitants with payments guaranteed for a period not to exceed 10 years;

        - You select an annuity start date that is on or after the 10th Contract anniversary;

        - You select an annuity start date that occurs within 30 days following a Contract anniversary;

        - The annuity start date is before the annuitant's 91st birthday and after the annuitant's 60th birthday. If the annuitant is younger than 44 on the issue date, the annuity start date must be after the 15th Contract anniversary.

        The amount of minimum income payments we will pay under the Guaranteed Retirement Income Benefit is determined by applying the income base (less applicable taxes) to the guaranteed annuity rates in your Contract for the annuity option you select. On the annuity start date, the income payments we will pay under the Contract will equal the greater of:

        - the dollar amount determined by applying the income base (under the Guaranteed Retirement Income Benefit) to the guaranteed annuity rates in the Contract; and

        - the dollar amount determined by applying the Contract's cash value to the income benefits, annuity options and current annuity tables as described in your Contract.

        We will pay the Guaranteed Retirement Income Benefit for the life of a single annuitant, or the lifetimes of two annuitants. If we pay the Guaranteed Retirement Income Benefit for the life of two annuitants, then we will use the age of the oldest joint annuitant to determine the income base.

        THE GUARANTEED RETIREMENT INCOME BENEFIT GUARANTEES A MINIMUM INCOME THAT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS. Therefore the income guaranteed under the Guaranteed Retirement Income Benefit by applying the income base to the Contract's guaranteed annuity tables may, under some circumstances, be less than the income that would be provided by applying the Contract's cash value to current annuity factors (i.e., the income you would receive if you did not purchase the Guaranteed Retirement Income Benefit).

        The Guaranteed Retirement Income Benefit may not be available in all states, and it may vary by state.


                                THE FIXED ACCOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the fixed account. The fixed account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that you will earn interest at a rate of a least 3% per year on amounts in the fixed account. The fixed account is part of our general account. Our general account supports our insurance and annuity obligations. Because the fixed account is part of the general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations. The fixed account may not be available in all states.

        The fixed account is not registered with the SEC under the Securities Act of 1933 (the "1933 Act"). Neither the fixed account nor our general account have been registered as an investment company under the 1940 Act. Therefore, neither our general account, the fixed account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the fixed account which are included in this prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

FIXED ACCOUNT VALUE

        On each valuation period (before the annuity start date), the fixed account value is equal to:

        - the total of premiums allocated to the fixed account; MINUS

        - any applicable premium taxes; PLUS

        - amounts transferred from the subaccounts; INCREASED BY

        - any credited interest; and DECREASED BY

        - any transfers and withdrawals from the fixed account, and by any charges deducted from the fixed account.

        We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

        The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

        We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

        We allocate amounts from the fixed account for partial withdrawals, transfers to the subaccounts, or charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

FIXED ACCOUNT TRANSFERS

        GENERAL

        A transfer charge of $25 will be imposed for the thirteenth and each subsequent request you make to transfer Contract Value from one or more subaccounts to the fixed account (or to one or more subaccounts) during a single Contract year before the annuity start date.

        Before the annuity start date, you may make one transfer each Contract year during the 30 days following a Contract anniversary from the fixed account to one or more of the subaccounts.

        You may not make transfers from any subaccount to the fixed account during the six months following any transfer you make from the fixed account to any subaccount, or after you begin to receive annuity payments.

        PAYMENT DEFERRAL

        We have the right to defer payment of any surrender, partial withdrawal, or transfer from the fixed account for up to six months from the date we receive your written request at the Service Center. During such deferral, we will continue to credit interest at the current guaranteed interest rate for the fixed account.


                    INVESTMENT PERFORMANCE OF THE SUBACCOUNTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        The Company periodically advertises performance of the subaccounts and portfolios. We may disclose at least four different kinds of performance.

        First, we may disclose standard total return figures for the subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, any charge for optional benefits, the annual records maintenance charge and the surrender charge. These figures are based on the actual historical performance of the subaccounts since their inception.

        Second, we may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge or by charges for optional benefits currently assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.

        Third, we may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although we may not deduct the surrender charge or the charges for optional benefits in some cases. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

        Fourth, we may include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

        In advertising and sales literature (including illustrations), the performance of each subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or portfolios of mutual funds with investment objectives similar to the subaccount. Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies ("CDA"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

        Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the variable account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

        Advertising and sales literature may also compare the performance of each subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

        We may also report other information including the effect of systematic withdrawals, systematic investments and tax-deferred compounding on a subaccount's investment returns, or returns in general. We may illustrate this information by using tables, graphs, or charts. All income and capital gains derived from subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the subaccount investment experience is positive.


                                  VOTING RIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        We are the legal owner of the portfolio shares held in the subaccounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, we believe that current law requires us to solicit you and other contract owners as to how we should vote the portfolio shares held in the subaccounts. If we determine that we no longer are required to solicit your votes, we may vote the shares in our own right.

        When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the subaccount invests. It may include fractional shares. Before the annuity start date, you hold a voting interest in each subaccount to which the Contract Value is allocated. If you have a voting interest in a subaccount, you will receive proxy materials and reports relating to any meeting of shareholders of the portfolio in which that subaccount invests.

        If we do not receive timely voting instructions for portfolio shares, we will vote those shares in proportion to the voting instructions we receive. Instructions we receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how we determine the number of your votes, see the SAI.


                               FEDERAL TAX MATTERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

        We believe that our Contracts will qualify as annuity contracts for federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading "Tax Status of the Contracts."

        When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

        If you invest in a variable annuity as part of an IRA, Roth IRA or SIMPLE IRA program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

        We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract's accumulation value generally will be treated as a distribution.) When annuity payments begin, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the annuitant reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount. TAXATION OF NON-QUALIFIED CONTRACTS

        NON-NATURAL PERSON

        If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

        The following discussion generally applies to Contracts owned by natural persons.

        WITHDRAWALS

        When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner's investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the contract.

        PENALTY TAX ON CERTAIN WITHDRAWALS

        In the case of a distribution from a Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

        - made on or after the taxpayer reaches age 59 1/2;

        - made on or after the death of an Owner;

        - attributable to the taxpayer's becoming disabled; or

        - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

        Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

        ANNUITY PAYMENTS

        Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

        TAXATION OF DEATH BENEFIT PROCEEDS

        Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

        TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

        A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain annuity start dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

        WITHHOLDING

        Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

        MULTIPLE CONTRACTS

        All non-qualified defined annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

        FURTHER INFORMATION

        We believe that the contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

        The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

        INDIVIDUAL RETIREMENT ANNUITIES (IRAs), as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59-1/2, unless certain exceptions apply. The Internal Revenue Service has reviewed the Contract and its traditional IRA and SIMPLE IRA riders and has issued an opinion letter approving the use of the Contract and the riders as a traditional IRA and a SIMPLE IRA. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the optional Guaranteed Minimum Death Benefit provision in the Contract comports with IRA qualification requirements.

        SIMPLE IRAS, permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $6,000 (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59-1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

        ROTH IRAS, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59-1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

        OTHER TAX ISSUES

        Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should consult a tax advisor for more information about these distribution rules.

        Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

OUR INCOME TAXES

        At the present time, we make no charge for any federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the investment divisions (that is, the subaccounts) of the variable account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the variable account or the Contracts.

        Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

        Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

        We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

                                OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS

        During the pay-in period, we will usually pay you any surrender, partial withdrawal, or death benefit payment within seven calendar days after we receive all the required information. The required information includes your written request, any information or documentation we reasonably need to process your request, and, in the case of a death benefit, receipt and filing of due proof of death.

        However, we may suspend or postpone payments during any period when:

        - the New York Stock Exchange is closed, other than customary weekend and holiday closings;

        - trading on the New York Stock Exchange is restricted as determined by the SEC;

        - the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of the value of the variable account's net assets not reasonably practicable; or

        - the SEC permits, by order, the suspension or postponement of payments for your protection.

        If a recent check or draft has been submitted, we have the right to delay payment until we have assured ourselves that the check or draft has been honored.

        We have the right to defer payment for a surrender, partial withdrawal, death benefit or transfer from the fixed account for up to six months from the date we receive your written request.

MODIFICATION

        Upon notice to you, we may modify the Contract to:

        - permit the Contract or the variable account to comply with any applicable law or regulation issued by a government agency;

        - assure continued qualification of the Contract under the Tax Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

        - reflect a change in the operation of the variable account; or

        - provide additional investment options.

        In the event of most such modifications, we will make appropriate endorsement to the Contract.

DISTRIBUTION OF THE CONTRACTS

        The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers that are members of the National Association of Securities Dealers, Inc. ("NASD"). Sales commissions will be paid to broker-dealers who sell the Contracts. Sales commissions may vary, but are expected not to exceed 7.0% of premium payments. The broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. In addition, we may pay additional promotional incentives, in the form of cash or other compensation, such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts other than those described under "Fees and Charges."

        Farmers Financial Solutions, LLC ("FFS"), 2423 Galena Avenue, Simi Valley, California 93065, acts as the principal underwriter for the Contracts. FFS is affiliated with Farmers through Farmers' parent which provides management-related services to the parent companies of FFS. FFS is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the NASD.

LEGAL PROCEEDINGS

        Like other life insurance companies, we are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. While it is not possible to predict the outcome of such matters with absolute certainty, we believe that the ultimate disposition of these proceedings should not have a material adverse effect on the financial position of Farmers New World Life Insurance Company. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the variable account.


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

REPORTS TO OWNERS

        Before the annuity start date, we will mail a report to you at least annually at your last known address of record. The report will state the Contract Value (including the Contract Value in each subaccount and the fixed account) of the Contract, and any further information required by any applicable law or regulation.

INQUIRIES

        Inquiries regarding your Contract may be made by calling or writing to us at the Service Center.

YEAR 2000 MATTERS

        In 1995, Farmers Group, Inc. ("FGI") initiated a Year 2000 project (the "Year 2000 Project") in order to prepare for the information processing problems presented by the approach of the new millennium. FGI expended significant efforts to gain a complete understanding of Year 2000 implications and to develop a strategy to make FGI's systems Year 2000 compliant. The costs associated with the Year 2000 Project were expensed as incurred and, through December 31, 1999, totaled $23.2 million. The costs related to the Year 2000 Project were consistent with management's expectations of the total costs that would be incurred in connection with Year 2000 issue. No further costs related to the Year 2000 Project are expected.

        The Year 2000 issue has not presented any significant disruptions to the operations of FGI. However, FGI will continue to monitor its systems throughout the year to ensure that all systems are operating properly.

FINANCIAL STATEMENTS

        Our audited balance sheets as of December 31, 1999 and 1998, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999, as well as the Independent Auditors' Report, are contained in the SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the variable account.

        There are no financial statements for the variable account, because it had not commenced operations as of December 31, 1999.


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

              STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

The SAI contains additional information about the Contract and the variable account. You can obtain the SAI (at no cost) by writing to us at the address shown on the front cover or by calling 1 (877) 376-8008. The following is the Table of Contents for the SAI.

                                                                                          Page
                                                                                          ----
ADDITIONAL CONTRACT PROVISIONS............................................................ 1
        The Contract...................................................................... 1
        Incontestability.................................................................. 1
        Incorrect Age or Sex.............................................................. 1
        Nonparticipation.................................................................. 1
        Waiver of Surrender Charge Riders................................................. 2
        Tax Status of the Contracts....................................................... 2
CALCULATION OF SUBACCOUNT AND ADJUSTED HISTORIC PORTFOLIO PERFORMANCE DATA................ 3
        Money Market Subaccount Yields.................................................... 3
        Other Subaccount Yields........................................................... 5
        Average Annual Total Returns for the Subaccounts.................................. 6
        Non-Standard Subaccount Total Returns............................................. 7
        Adjusted Historic Portfolio Performance Data...................................... 7
        Effect of the Records Maintenance Charge on Performance Data...................... 8
HISTORIC PERFORMANCE DATA................................................................. 8
        General Limitations............................................................... 8
        Time Periods Before the Date the Variable Account Commenced Operations............ 8
        Tables of Adjusted Historic Total Return Quotations............................... 8
NET INVESTMENT FACTOR.....................................................................12
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.........................................12
        Resolving Material Conflicts......................................................13
VOTING RIGHTS.............................................................................13
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS....................................................13
DISTRIBUTION OF THE CONTRACTS.............................................................14
LEGAL MATTERS.............................................................................14
EXPERTS...................................................................................14
OTHER INFORMATION.........................................................................15
FINANCIAL STATEMENTS......................................................................15





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